UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2019
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Lions Gate Entertainment Corp. (the “Company”) previously adopted the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (the “2019 Plan”), subject to shareholder approval of the 2019 Plan. As disclosed in Item 5.07 of this Form 8-K, the Company’s shareholders have approved the 2019 Plan.

The following summary of the 2019 Plan is qualified in its entirety by reference to the text of the 2019 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Board or one or more committees appointed by the Board will administer the 2019 Plan. The Board has delegated general administrative authority for the 2019 Plan to the Compensation Committee of the Board. The administrator of the 2019 Plan has broad authority under the 2019 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2019 Plan include directors of the Company, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries.

The maximum number of the Company’s common shares (the “Common Shares”) that may be issued or transferred pursuant to awards under the 2019 Plan (the “Share Limit”) equals: (1) 6,100,000 shares, plus (2) the number of Common Shares that were available for award grant purposes under the Lions Gate Entertainment Corp. 2017 Performance Incentive Plan (the “2017 Plan”) as of September 10, 2019 (the date of shareholder approval of the 2019 Plan), plus (3) the number of any shares subject to stock options and share appreciation rights granted under any of the 2017 Plan, the Lions Gate Entertainment Corp. 2012 Performance Incentive Plan, the Starz 2016 Omnibus Incentive Plan, or the Starz 2011 Incentive Plan (Amended and Restated as of October 15, 2013) (collectively, the “Prior Plans”) and outstanding on September 10, 2019 which expire, or for any reason are cancelled or terminated, after that date without being exercised, plus (4) the number of any shares subject to restricted stock and restricted share unit awards granted under any of the Prior Plans that are outstanding and unvested as of September 10, 2019 which are forfeited, terminated, cancelled, or otherwise reacquired after that date without having become vested.

No new awards may be granted under any of the Prior Plans. As of September 10, 2019 (immediately prior to the shareholder approval of the 2019 Plan), the total number of Common Shares available for award grant purposes under the 2017 Plan was 2,454,177 shares (excluding the awards referenced in the next sentence), and the total number of Common Shares subject to then-outstanding awards granted under all of the Prior Plans was 41,632,958 shares. As of September 10, 2019, there were 2,012,395 Common Shares subject to then-outstanding share appreciation rights awards under the 2017 Plan that may be settled in cash or shares, as determined by the Compensation Committee. To the extent the Compensation Committee provides for these awards to be settled in shares, such shares shall be charged against the Share Limit of the 2019 Plan.

The Common Shares available for issuance under the 2019 Plan may be either the Class A Voting Common Shares of the Company (“Class A Shares”) or the Class B Non-Voting Common Shares of the Company (“Class B Shares”), as determined by administrator of the 2019 Plan and set forth in the applicable award agreement. However, in no event may the combined number of Class A Shares and Class B Shares issued under the 2019 Plan exceed the Share Limit described above.

Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2019 Plan will again be available for subsequent awards under the 2019 Plan. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2019 Plan or any of the Prior Plans, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award granted under the 2019 Plan or any of the Prior Plans, will again be available for subsequent awards under the 2019 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will again be available for subsequent awards under the 2019 Plan. In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2019 Plan. To the extent that shares are delivered pursuant to the exercise of a share appreciation right or stock option, the number of underlying shares which are actually issued in payment of the award shall be counted against the applicable share limits, as opposed to counting all of the underlying shares to which the exercise relates.

The types of awards that may be granted under the 2019 Plan include stock options, share appreciation rights, restricted stock, restricted share units, stock bonuses and other forms of awards granted or denominated in Common Shares or units of Common Shares, as well as certain cash bonus awards.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2019 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 10, 2019, the Company held its Annual General and Special Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Board, the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020, an advisory vote to approve executive compensation and approval of the 2019 Plan. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 26, 2019.

At the Annual Meeting, 88.64% of the Class A Shares entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting.

Based on the results of the vote, and consistent with the Board’s recommendation, the shareholders voted to elect all of the Company's director nominees, approved the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020, approved the advisory vote on executive compensation and approved the 2019 Plan.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. The number of broker non-votes or other shares not voted with respect to the election of each director and the other proposals, as applicable, is also set forth below. The voting results disclosed below are final and have been certified by Broadridge Financial Solutions, the independent Inspector of Elections.

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes	Percentage of Shares Voted “For” of Shares Voted*
Michael Burns	62,057,490	2,634,499	8,502,241	95.92%
Gordon Crawford	61,514,899	3,170,750	8,502,241	95.09%
Arthur Evrensel	57,122,567	6,697,976	8,502,241	89.50%
Jon Feltheimer	62,186,708	2,496,212	8,502,241	96.14%
Emily Fine	61,495,936	3,073,863	8,502,241	95.23%
Michael T. Fries	52,286,409	6,316,279	8,502,241	89.22%
Sir Lucian Grainge	61,404,806	3,168,815	8,502,241	95.09%
Susan McCaw	61,119,533	3,263,851	8,502,241	94.93%
Mark H. Rachesky, M.D.	55,573,305	8,155,113	8,502,241	97.20%
Daniel Sanchez	61,402,037	3,239,614	8,502,241	94.98%
Daryl Simm	60,389,090	3,412,900	8,502,241	94.65%
Hardwick Simmons	61,156,432	3,385,272	8,502,241	94.75%
David M. Zaslav	52,287,339	6,314,256	8,502,241	89.22%

	Number of Shares Voted For	Number of Shares Voted Withheld	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Re-Appointment of Ernst & Young LLP	72,511,836	662,617	92,950	99.09%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes	Percentage of Shares Voted “For” of Shares Voted*
Advisory Vote to Approve Executive Compensation	41,508,724	23,203,035	53,403	8,502,241	64.14%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes	Percentage of Shares Voted “For” of Shares Voted*
Approval of the 2019 Plan	57,857,851	6,862,798	44,513	8,502,241	89.39%
* Does not include broker non-votes.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	10.1	Lions Gate Entertainment Corp. 2019 Performance Incentive Plan.
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 13, 2019	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By: /s/ Corii D. Berg
Name: Corii D. Berg
Title: General Counsel